UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (e) On January 12, 2026, Medallion Financial Corp. (the "Company"), Medallion Bank and Mr. Donald Poulton entered into an amendment (the "Amendment") to Employment Agreement, dated June 27, 2016 by and between Mr. Poulton, the Company and Medallion Bank (the "Existing Agreement"). Pursuant to the Amendment, effective January 12, 2026, Donald Poulton shall no longer be President of Medallion Bank, but shall remain the Chief Executive Officer of Medallion Bank through the remainder of the employment term. All other terms of the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

(c) (e) On January 12, 2026, the Company, Medallion Bank and Mr. David Justin Haley entered into a Second Amended and Restated Employment Agreement ("Employment Agreement"). Pursuant to the Employment Agreement, effective January 12, 2026, Mr. Haley shall no longer be Executive Vice President and Chief Financial Officer of Medallion Bank, but shall become the President of Medallion Bank. The Employment Agreement has a two year term that automatically renews each year for an additional two year term commencing on January 1, 2027 unless terminated by either party. Under the Employment Agreement, Mr. Haley is entitled to an annual base salary of $430,000 effective January 1, 2026, which shall be reviewed by the Board of Directors of the Company (the “Board”) not less than once each fiscal year and may be increased but not decreased from the then existing base salary. The Employment Agreement provides for a severance payment if the Employment Agreement is terminated under certain conditions. The Employment Agreement contains a non-competition covenant from Mr. Haley in the Company’s and Medallion Bank’s favor.

The foregoing summary of the amended employment agreements for Mr. Donald Poulton and Mr. D. Justin Haley does not purport to be complete and is subject to, and qualified in its entirety, by the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Amendment No. 1 to Employment Agreement, dated and effective as of January 12, 2026 by and between Donald Poulton, Medallion Financial Corp. and Medallion Bank.
10.2	Second Amended and Restated Employment Agreement, dated and effective as of January 12, 2026 by and between David Justin Haley, Medallion Financial Corp. and Medallion Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2026

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name: Anthony N. Cutrone
Title: Chief Financial Officer